EMPLOYMENT AGREEMENT



     THIS AGREEMENT, made effective as of January 1, 2004 by and between AMERIANA BANK AND TRUST, SB ("Ameriana" or the "Bank"), with its principal office in New Castle, Indiana, and Bradley L. Smith ("Executive"), an individual residing in the State of Indiana.

     WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement, and Executive is willing to serve in the employ of the Bank on a full-time basis for said period; and

     WHEREAS, the Board of Directors of the Bank has determined that the best interests of the Bank would be served by providing the Executive with protection and special benefits following any change of control of the Bank;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.   Employment.  The Bank agrees to continue  Executive in its employ, and
          -----------
          Executive agrees to remain in the employ of the Bank, for the period stated in paragraph 3 hereof and upon the other terms and conditions herein provided.

     2.   Position  and   Responsibilities.   The  Bank  employs  Executive  and
          ---------------------------------
          Executive  agrees to serve as Chief Financial  Officer of the Bank for
                                        ------------------------
          the term and on the conditions hereinafter set forth. Executive agrees to perform such services not inconsistent with his position as shall from time to time be assigned to him by the Bank's Board of Directors.

     3.   Term and Duties.
          ----------------

          (a)  Term of  Employment.  The term of this  Agreement  shall be for a
               --------------------
               period of thirty-six (36) months and any extensions. During each calendar year hereafter, the Board of Directors of the Bank ("Board") shall review the performance of the Executive, and such Board shall determine whether to extend the term of the Agreement beyond its expiration date.

          (b)  Duties.  During the period of his employment hereunder and except
               -------
               for illnesses, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote his business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, that with the approval of the Board

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

               of Directors of the Bank, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in companies or organizations, which, in such Board's judgment, will not present any material conflict of interest with the Bank or any of its subsidiaries or affiliates or divisions, or unfavorably affect the performance of Executive's duties pursuant to this Agreement, or will not violate any applicable statute or regulation.

          4.   Compensation and Reimbursement of Expenses.
               -------------------------------------------

               (a)  Compensation.  The Bank agrees to pay the  Executive  during
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                    the  term  of  this  Agreement  a  salary  at the  rate of
                    $119,000. per annum;  provided, that the rate of such salary
                    --------
                    shall be reviewed by the Board of Directors of the Bank not less often than annually. Such rate of salary, or increased rate of salary, if any, as the case may be, may be further increased (but not decreased) from time to time in such amount as the Board in its discretion may decide. Such salary shall be payable in accordance with the customary payroll practices of the Bank, but in no event less frequently than monthly, and any bonus shall be payable in the manner specified by such committee or such Board of Directors at the time any such bonus is awarded.

               (b)  Reimbursement  of Expenses.  The Bank shall pay or reimburse
                    ---------------------------
                    Executive for all reasonable travel and other expenses incurred by Executive in the performance of his obligations under this Agreement in accordance with the Bank's policy on the date of this Agreement or as approved by the Board of Directors. The Bank further agrees to provide the Executive with the use of an automobile commensurate with his position during his period of employment.

          5.   Participation  in  Benefit  Plans.   The  payments   provided  in
               ----------------------------------
               paragraphs 4, 7, and 8 hereof are in addition to any benefits to which Executive may be, or may become, entitled under any group hospitalization, health, dental care, or sick leave plan, life or other insurance or death benefit plan, travel or accident insurance, or executive contingent compensation plan, including, without limitation, capital accumulation and termination pay programs, restricted or stock purchase plan, stock option plan, retirement income, qualified pension plan, supplemental pension plan (excess benefit plan), executive supplemental retirement plan, or other present or future group employee benefit plan or program of the Bank for which

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

               executives are or shall become eligible, and Executive shall be eligible to receive during the period of his employment under this Agreement, and during any subsequent period for which he shall be entitled to receive payments from the Bank under paragraph 7 or paragraph 8 all benefits and emoluments for which executives are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof.

          6.   Vacation and Sick Leave. At such reasonable times as the Board of
               ------------------------
               Directors shall in its discretion permit, Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

               (a) Executive shall be entitled to an annual vacation in accordance with the policies as periodically established by the Board of Directors for senior management officials of the Bank, which shall in no event be less than four weeks per annum.

               (b) The timing of vacations shall be scheduled in a reasonable manner by the Board of Directors. Executive shall not be entitled to receive any additional compensation from the Bank on account of his failure to take a vacation; nor shall he be entitled to accumulate unused vacation from one fiscal year to the next except to the extent authorized by the Board of Directors for senior management officials of the Bank.

               (c) In addition to the aforesaid paid vacations, Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors in its discretion may determine. Further, the Board of Directors shall be entitled to grant to Executive a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board of Directors in its discretion may determine.

               (d) In addition, Executive shall be entitled to an annual sick leave as established by the Board of Directors for senior management officials of the Bank. In the event any sick leave time shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors.

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

                    Upon termination of his employment, Executive shall not be entitled to receive any additional compensation from the Bank for unused sick leave.

               7.   Benefits Payable Upon Disability.
                    ---------------------------------

                    (a)  Primary  Disability  Benefits.  In  the  event  of  the
                         ------------------------------
                         disability (as hereinafter defined) of Executive, the Bank shall continue to pay Executive the monthly compensation provided in paragraph 4 hereof during the period of his disability provided, however, that in the event Executive is disabled for a continuous period exceeding eighteen (18) calendar months, the Bank may, at its election, terminate the Agreement, in which event Executive shall be entitled to receive the benefits described in paragraph 7(b).

                         As used in this Agreement, the term "disability" shall mean the complete inability of Executive to perform his duties under this Agreement as determined by an independent physician selected with the approval of the Bank and the Executive.

                    (b)  Secondary  Disability  Benefits.  The Bank shall pay to
                         --------------------------------
                         the Executive a monthly disability benefit equal to sixty (60) percent of his monthly salary at the time he became disabled. Payment of such disability benefit shall commence on the last day of the month following the month for which the final payment under paragraph 7(a) was made and cease with the earlier of (i) the payment for the month in which the Executive dies or
                         (ii) the payment for the month preceding the month in which occurs Executive's normal retirement date under the Bank's pension plan.

                    (c)  Disability  Benefit  Offset.  Any amounts payable under
                         ----------------------------
                         paragraph 7(a) or 7(b) shall be reduced by any amounts paid to the Executive under any other disability program maintained by the Bank.

                    (d)  Services During Disability. During the period Executive
                         ---------------------------
                         is entitled to receive payments under paragraphs 7(a) and (b), the Executive shall, to the extent that he is physically and mentally able to do so, furnish information and assistance to the Bank, and, in addition, upon reasonable request in writing on behalf of the Board of Directors, or an executive officer designated by such Board, from time to time, make himself available to the Bank to undertake reasonable assignments consistent with the dignity, importance,

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

                         and scope of his prior position and his physical and mental health. During such period of service, Executive shall be responsible and report to, and be subject to the supervision of, the Board of Directors of the Bank or an executive officer designated by the Board, as to the method and manner in which he shall perform such assignments, subject always to the provisions of this paragraph 7(d), and shall keep such Board, or such executive officer, appropriately informed of his progress in each such assignment.

               8.   Payments to Executive Upon Termination of Employment.
                    -----------------------------------------------------

                    (a)  Event of  Termination.  Upon the occurrence of an Event
                         -----------------------
                         of Termination (as hereinafter defined) during the period of Executive's employment under this Agreement, the provisions of this paragraph 8 shall apply. As used in this Agreement, an "Event of Termination" shall mean that termination by the Bank of Executive's employment hereunder for any reason other than "cause" or retirement at or after the normal retirement age under a qualified pension plan maintained by the Bank or termination pursuant to Paragraph 7. A termination for "cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In the event of termination for cause the Executive shall have no right to receive compensation or other benefits for any period after such termination.

                    (b)  Event of Termination  Without  Change of Control.  Upon
                         -------------------------------------------------
                         the occurrence of an Event of Termination other than after a Change of Control (as hereinafter defined), the Bank shall pay to the Executive monthly, or in the event of his subsequent death, to his designated beneficiary or beneficiaries, or to his estate, as the case may be, as severance pay or liquidated damages, or both, during the period below described a sum equal to the highest monthly rate of salary paid to the Executive at any time under this Agreement. Such payments shall commence on the last day of the month following the date of said event of termination and shall continue until the date this Agreement would have expired but for said occurrence, with such occurrence being viewed as a determination by the Bank not to extend the

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

                         Agreement as provided for in paragraph 3 of this Agreement. Notwithstanding the foregoing, in no event shall all such payments made pursuant to this subparagraph 8(b) exceed three times the final annual rate of salary being paid to Executive as of the date of termination.

                    (c)  Event of  Termination  in  Connection  with  Change  of
                         -------------------------------------------------------
                         Control. If either, (1) after a "Change of Control" (as
                         --------
                         hereinafter   defined)   of  the  Bank  or  Parent  (as
                         hereinafter defined), either (A) the Bank shall terminate the employment of the Executive during the period of employment under this Agreement for any reason other than "cause", as defined in Paragraph 8(a), retirement at or after the normal retirement age under a qualified pension plan maintained by the Bank or termination pursuant to Paragraph 7, or otherwise change the present capacity or circumstances in which the Executive is employed as set forth in Paragraph 2 of this Agreement or cause a reduction in the Executive's responsibilities or authority or compensation or other benefits provided under this Agreement without the Executive's written consent, or
                         (B) the Executive voluntarily terminates his employment hereunder for any reason within thirty (30) days following a Change in Control of the Bank or Parent, or
                         (2) during the period that begins on the date six months before a Change of Control and ends on the later of the first anniversary of the Change of Control or the expiration date of this Agreement, the Bank changes the present capacity or circumstances in which the Executive is employed as set forth in Paragraph 2 of this Agreement or causes a reduction in the Executive's responsibilities or authority or compensation or other benefits provided under this Agreement without the Executive's written consent, then in the case of either
                         (1) or (2), the Bank shall pay to the Executive and provide the Executive, or his beneficiaries, dependents and estate, as the case may be, with the following:

                        (i) The Bank shall promptly pay to the  Executive  a sum
                            equal to 2.99 times the average annual compensation payable by the Bank and includable by the Executive in gross income for the most recent five taxable years ending before the date on which the ownership or control of the Bank or Parent changed or the portion of this period during which the Executive was an employee of the Bank.

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

                    (ii) During a period  of  thirty-six  (36)  calendar  months beginning with the Event of Termination, the Executive, his dependents, beneficiaries and estate shall continue to be covered under all employee benefit plans of the Bank, including without limitation the Bank's pension plan, as if the Executive were still employed during such period under this Agreement.

                    (iii)If and to the extent that  benefits  of service  credit for benefits provided by paragraph 8(c)(ii) shall not be payable or provided under any such plans to the Executive, his dependents, beneficiaries and estate, by reason of his no longer being an employee of the Bank as a result of termination of employment, the Bank shall itself pay or provide for payment of such benefits and services credit for benefits to the Executive, his dependents, beneficiaries and estate. Any such payment relating to retirement shall commence on a date selected by the Executive which must be a date on which payments under the Bank's qualified pension plan or successor plan may commence.

                    (iv) If the Executive elects to have benefits commence prior to the normal retirement age under the qualified pension plan or any successor plan maintained by the Bank and thereby incurs an actuarial reduction in his monthly benefits under such plan, the Bank shall itself pay or provide for payment to the Executive the difference between the amount that would have been paid if the benefits commenced at normal retirement age and the actuarially reduced amount paid upon the early commencement of benefits.

                    (v) The Bank shall pay all legal fees and expenses which the Executive may incur as a result of a contest concerning the validity or enforceability of this Agreement and the Executive shall be entitled to receive interest thereon for the period of any delay in payment from the date such payment was due at the rate determined by adding two hundred basis points to the six month Treasury Bill rate. Notwithstanding anything herein to the contrary, in no event shall the Bank be required to: (a) pay legal fees or expenses incurred by Executive to enforce the Agreement

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                    unless a court of  competent  jurisdiction  renders  a final judgment in favor of the Executive; or (b) advance legal fees or expenses incurred by Executive to enforce the contract unless the Executive is terminated without Just Cause after a change of control of Bank or its parent corporation, Ameriana Bancorp ("Parent") not recommended by Parent's board of directors. Provided further, that the Executive shall be required to reimburse the Bank for the
                    legal  fees  and   expenses   advanced   pursuant   to  this
                    subparagraph if a court of competent jurisdiction does not render a final judgment in favor of the Executive.

               (vi) The  Executive  shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise nor shall any amounts received from other employment or otherwise by the Executive offset in any manner the obligations of the Bank hereunder.

               (vii)Notwithstanding  anything  contained  in this  Section  8(c)
                    herein to the contrary, in no event shall payments and benefits made pursuant to this Section 8(c) be made which would result in such payments being classified as an "excess parachute payment" as such term is defined under Section 280G of the Internal Revenue Code of 1986, as amended ("Code"). In the event that such payments and benefits, if made, would be considered as an "excess parachute payment", such payments shall be reduced by such dollar amount as is required so that the total value of such payments and benefits when made shall not be considered as an "excess parachute payment".

          (d)  Change of Control.  A "Change of  Control"  shall mean any one of
               ------------------
               the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Parent's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Parent's directors,
               (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Parent by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at

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               the beginning of such period constitute the Board of Directors of the Bank or the Parent (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, ownership or control of the Bank by the Parent itself shall not constitute a Change of Control. Further, "Change of Control" shall not include the acquisition of securities by an employee benefit plan of the Bank or the Parent. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (e)  Suspension and Special Regulatory Rules.
               ----------------------------------------

               (i) The Bank's board of directors may terminate the Executive's employment at any time, but any termination by the Bank's board of directors other than termination for "Just Cause", shall not prejudice the Executive's right to compensation or other benefits under the Agreement. The Executive shall have no right to receive compensation or other benefits for any period after termination for "Just Cause". Termination for "Just Cause" shall mean termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than a law, rule or regulation relating to a traffic violation or similar offense), final cease-and-desist order, or material breach of any provision of this Agreement. Subject to the provisions of 8(c) and (d) hereof, in the event this Agreement is terminated for Just Cause, the Bank shall only be obligated to continue to pay Executive his salary up to the date of termination, and the vested rights of the parties shall not be affected.

               (ii) If the Executive is suspended and/or temporarily  prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit

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                    Insurance Act (12 U.S.C.  1818 (e)(3) and (g)(1)) the Bank's
                    obligations under this contract shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

               (iii)If the Executive is removed  and/or  permanently  prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

               (iv) If the Bank is in default (as defined in Section  3(x)(1) of
                    FDIA), all obligations under this Agreement shall terminate as of the date of default, but this subparagraph shall not affect any vested rights of the parties.

          (f)  Power of the Board of Directors to Terminate the  Executive.  The
               ------------------------------------------------------------
               Board of Directors of the Bank may terminate the Executive at any time; in the event of such termination, the provisions of this paragraph 8 shall fully apply.

          (g) Any payments made to the employee pursuant to this agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC 1828(k) and any regulations promulgated thereunder.

          (h)  Post-termination  Health Insurance. If the Executive's employment
               -----------------------------------
               terminates with the Bank for any reason other than Just Cause, the Executive shall be entitled to purchase from the Bank, at his own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the Bank maintains for its employees. This right shall be (i) in addition to, and not in lieu of, any other rights that the Executive has under this Agreement and (ii) shall continue until the Executive first becomes eligible for participation in Medicare.

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     9.   Source of Payments.  All payments  provided in  paragraphs 4, 7, and 8
          -------------------
          shall be paid in cash from the general funds of the Bank, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. Executive shall have no right, title, or interest whatever in or to any investments which the Bank may make to aid the Bank in meeting its obligations hereunder.

     10.  Noncompetition.  The Executive hereby  expressly  covenants and agrees
          ---------------
          that during the term of this Agreement and for a period of one year thereafter, he shall not, unless acting with the prior written consent of the Bank, directly or indirectly, for himself or on behalf of or in conjunction with any other person, firm, corporation or entity, own, manage, operate, join, control, finance or participate in the ownership, management operation or control of, or be connected with as a director, officer, employee, consultant, partner, stockholder (other than to the extent he is a stockholder therein as of the date hereof), and excepting any ownership, solely as an investment, so long as the Executive is not a member of any control group (with the meaning of the rules and regulations of the Securities and Exchange Commission, the Office of Thrift Supervision or the Federal Reserve Board of any such issue), any business engaged in the business of banking or that of owning or managing or controlling a bank or banks (which term shall include, but is not limited to, mortgage companies, savings and loan associations and savings banks), in any county where the Bank or its Parent or any other subsidiary of either, has an office or branch and the contiguous counties thereto.

     11.  Confidential Information. Executive shall not, to the detriment of the
          -------------------------
          Bank, knowingly disclose or reveal to any unauthorized person any confidential information relating to the Bank, its subsidiaries or affiliates, or to any of the businesses operated by them, and Executive confirms that such information constitutes the exclusive property of the Bank. Executive shall not otherwise knowingly act or conduct himself (i) to the material detriment of the Bank, its subsidiaries, or affiliates, or (ii) in a manner which is inimical or contrary to the interests thereof.

     12.  Federal  Income  Tax  Withholding.  The  Bank  may  withhold  from any
          ----------------------------------
          benefits payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

     13.  Effect  of  Prior  Agreements.  This  Agreement  contains  the  entire
          ------------------------------
          understanding  between the  parties  hereto and

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

          supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive.

     14.  Consolidation,  Merger,  or Sale of Assets.  Nothing in this Agreement
          -------------------------------------------
          shall preclude the Bank from consolidating or merging into or with, or transferring all or substantially all of its assets to another corporation which assumes this Agreement and all obligations and undertakings of the Bank hereunder. Upon such a consolidation, merger, or transfer of assets or assumption, the term "the Bank" as used herein, shall mean such other corporation and this Agreement shall continue in full force and effect.

     15.  General Provisions.
          -------------------

          (a)  Nonassignability.   Neither  this  Agreement  nor  any  right  or
               -----------------
               interest hereunder shall be assignable by Executive, his beneficiaries, or legal representatives without the Bank's prior written consent; provided, however, that nothing in this paragraph 14(a) shall preclude (i) Executive from designating a beneficiary to receive any benefits payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of Executive or his estate from assigning any rights hereunder to the person or persons entitled thereto.

          (b)  No  Attachment.  Except as  required  by law, no right to receive
               ---------------
               payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process of assignment by operation by law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

          (c)  Binding  Agreement.  This  Agreement  shall be binding upon,  and
               -------------------
               inure to the benefit of, Executive and the Bank and their respective permitted successors and assigns.

     16.  Modification and Waiver.
          ------------------------

          (a)  Amendment of  Agreement.  This  Agreement  may not be modified or
               ------------------------
               amended except by an instrument in writing signed by the parties hereto.

          (b)  Waiver. No term or condition of this Agreement shall be deemed to
               -------
               have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

     17.  Severability.  If, for any reason,  any provision of this Agreement is
          -------------
          held invalid, such invalidity shall not effect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision, which, together with all other provisions of this
          Agreement, shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Bank (or any predecessor thereof) and Executive shall be deemed reinstated as if this Agreement has not been executed.

     18.  Headings.  The headings of paragraphs  herein are included  solely for
          ---------
          convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     19.  Governing  Law. This  Agreement has been executed and delivered in the
          ---------------
          State of Indiana, and its validity, interpretation, performance, and enforcement shall be governed by the laws of said State, except to the extent Federal law is governing.

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and its seal to be affixed hereunto by its officers thereunto duly authorized, and Executive has signed this Agreement, all as of the day and year first above written.



                           AMERIANA BANK AND TRUST, SB



                           /s/ Harry J. Bailey
                           Harry J. Bailey
                           President and
                           Chief Executive Officer


ATTEST:


----------------------------



                           /s/ Bradley L. Smith
                           Bradley L. Smith
                           Senior Vice President, Treasurer


WITNESS:


----------------------------